Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Simon Peace, the Chief Financial Officer of Cantabio Pharmaceuticals Inc. (the “Company”) hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his or her knowledge, the Report on Form 10-Q/A of Cantabio Pharmaceuticals Inc., for the quarterly period ended December 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Report on Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of Cantabio Pharmaceuticals Inc.

Date:  March 23, 2016

/s/ Simon Peace
Simon Peace Chief Financial Officer